Industry Canada Industrie Canada

Certificate of Incorporation

Canada Business Corporations Act

Certificat de constitution

Loi canadienne sur les sociétés par actions

SCORPIO MINING CORPORATION

Name of Corporation - Dénomination de la société

342374-3

Corporation number - Numéro de la société

I hereby certify that the above-named corporation, the articles of incorporation of which are attached, was incorporated under the *Canada Business Corporations Act.*

Je certifie que la société susmentionnée, dont les statuts constitutifs sont joints, a été constituée en société en vertu de la *Loi canadienne sur les sociétés par actions.*

Director - Directeur

May 12, 1998/le 12 mai 1998

Date of Incorporation - Date de constitution

Canada

7530-21-936-2140 (12-93)

Industry Canada | Industrie Canada
Canada Business Corporations Act | Loi canadienne sur les sociétés par actions

FORM 1
ARTICLES OF INCORPORATION
(SECTION 6)

FORMULE 1
STATUTS CONSTITUTIFS
(ARTICLE 6)

1 — Name of corporation — Dénomination de la société

SCORPIO MINING CORPORATION

2 — The place in Canada where the registered office is to be situated — Lieu au Canada où doit être situé le siège social

GREATER VANCOUVER, BRITISH COLUMBIA REGIONAL DISTRICT

Amended March 1/99

3 — The classes and any maximum number of shares that the corporation is authorized to issue — Catégories et tout nombre maximal d'actions que la société est autorisée à émettre

AN UNLIMITED NUMBER OF COMMON SHARES

4 — Restrictions, if any, on share transfers — Restrictions sur le transfert des actions, s'il y a lieu

NONE

Amended July 20/99

5 — Number (or minimum and maximum number) of directors — Nombre (ou nombre minimal et maximal) d'administrateurs

MINIMUM 3 AND MAXIMUM 9 DIRECTORS.

6 — Restrictions, if any, on business the corporation may carry on — Limites imposées à l'activité commerciale de la société, s'il y a lieu

NONE

7 — Other provisions, if any — Autres dispositions, s'il y a lieu

NONE

8 — Incorporators — Fondateurs

Name(s) — Nom(s)	Address (include postal code) Adresse (inclure le code postal)	Signature
PETER J. HAWLEY	1983, 138 ST., SOUTH SURREY, B.C. V4A-9M2	Peter J. Hawley

FOR DEPARTMENTAL USE ONLY — À L'USAGE DU MINISTÈRE SEULEMENT
Corporation No. — Nº de la société: 342374-3
Filed — Déposée: MAY 12 1998

Canada